EX-21.1
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                           SUBSIDIARIES OF REGISTRANT
                                  EXHIBIT 21.1
                             SUBSIDIARIES OF MIRANT
                                   CORPORATION
                        The voting stock of each company
                     shown indented is owned by the company
           immediately above which is not indented to the same degree.

Name of Company                                                                                   Jurisdiction of Organization
----------------                                                                                  -----------------------------
Mirant Corporation............................................................................................Delaware
      Mirant Brand, LLC.......................................................................................Delaware
      Mirant Trust I..........................................................................................Delaware
      Mirant Capital Management, LLC..........................................................................Delaware
         Mirant Capital, Inc..................................................................................Delaware
           Mirant Fund 2001, LLC..............................................................................Delaware
           (93.46% - Mirant Capital, Inc.; 6.54% - Third party)
                              Cheng Power Systems, Inc........................................................alifornia
              (6.4% - Mirant Fund 2001, LLC; 93.6% - Third parties)
              Gunderboom, Inc.................................................................................Alaska
              (20% - Mirant Fund 2001, LLC; 80% - Third parties)
              Axonn, L.L.C....................................................................................Louisiana
              (4% - Mirant Fund 2001, LLC; 96% - Third parties)
              Industrial Technology Ventures, LP..............................................................Georgia
              (4% - Mirant Fund 2001, LLC; 96% - Third parties)
      Mirant Services, LLC....................................................................................Delaware
         Mirant Hong Kong Membership, Inc.....................................................................Delaware
           Ravendown Assets Limited...........................................................................British Virgin Islands
         Mirant Mid-Atlantic Services, LLC....................................................................Delaware
         Mirant (Bermuda), LTD................................................................................Bermuda
         Mirant Energy Marketing Austria GmbH.................................................................Austria
      Mirant Potomac River, LLC...............................................................................Delaware
      Mirant Peaker, LLC......................................................................................Delaware
      Mirant Americas, Inc....................................................................................Delaware
         Shady Hills Power Company, L.L.C.....................................................................Delaware
         West Georgia Generating Company, L.L.C...............................................................Delaware
         Mirant Oregon Investments, Inc.......................................................................Delaware
           Mirant Oregon, LLC.................................................................................Delaware
              Coyote Springs 2, LLC...........................................................................Delaware
              (50% - Mirant Oregon, LLC; 50% - Third party)
         Mirant North Carolina Investments, Inc...............................................................Delaware
           Mirant Gastonia, LLC...............................................................................Delaware
         Mirant Washington Investments, Inc...................................................................Delaware
           Mint Farm Generation, LLC..........................................................................Delaware
         MMD ONE, Inc.........................................................................................Delaware
         MMD TWO, Inc.........................................................................................Delaware
           Mirant de Mexico, S. de R.L. de C.V................................................................Mexico
           (50% - MMD ONE, Inc.; 50% - MMD TWO, Inc.)
           Propiedades Punta Mexicana, S. de R.L. de C.V......................................................Mexico
           (50% - MMD ONE, Inc.; 50% - MMD TWO, Inc.)
         Mirant Special Procurement, Inc......................................................................Delaware
         Mirant Americas Procurement, Inc.....................................................................Delaware
         Mirant Michigan Investments, Inc.....................................................................Delaware
           Mirant Zeeland, LLC................................................................................Delaware
           Mirant Wyandotte, LLC..............................................................................Delaware
         Mirant Birchwood, Inc................................................................................Delaware
           Birchwood Power Partners, L.P......................................................................Delaware
           (50% - Mirant Birchwood, Inc.; 50% - Third party)
           Greenhost, Inc.....................................................................................Delaware
           (50% - Mirant Birchwood, Inc.; 50% - Third party)
         Mobile Development Company...........................................................................Delaware
         Mirant Wichita Falls Investments, Inc................................................................Delaware
         Mirant Wichita Falls Management, Inc.................................................................Delaware
           Mirant Wichita Falls, LP...........................................................................Delaware
           (99% - Mirant Wichita Falls Investments, Inc.; 1% - Mirant Wichita Falls Management, Inc.)
         Mirant Nevada Investments, Inc.......................................................................Delaware
           Mirant Nevada Wellcom, LLC.........................................................................Delaware
           Mirant Nevada Management, Inc......................................................................Delaware
              Mirant Las Vegas, LLC...........................................................................Delaware
              (99% - Mirant Nevada Investments, Inc.; 1% - Mirant Nevada Management, Inc.)
         Mirant Perryville Investments, Inc...................................................................Delaware
           Perryville Energy Partners, LLC....................................................................Delaware
           (50% - Mirant Perryville Investments, Inc.; 50% - Third party)
         Hawaiian Cogenerators, Inc...........................................................................Delaware
         Mirant Wrightsville Investments, Inc.................................................................Delaware
         Mirant Wrightsville Management, Inc..................................................................Delaware
           Wrightsville Power Facility, L.L.C.................................................................Delaware
           (1% - Mirant Wrightsville Management, Inc.; 50% - Mirant Wrightsville Investments, Inc.;
           49% - Third party)
           Wrightsville Development and Funding, L.L.C........................................................Delaware
           (1% - Mirant Wrightsville Management, Inc.; 50% - Mirant Wrightsville Investments, Inc.;
           49% - Third party)
         Mirant Illinois Investments, Inc.....................................................................Delaware
           Mirant Rockdale, LLC...............................................................................Delaware
         Mirant Risk Management Investments, Inc..............................................................Delaware
           Mirant PJM Marketing, LLC..........................................................................Delaware
           Mirant New England, LLC............................................................................Delaware
         Mirant Sugar Creek Ventures, Inc.....................................................................Delaware
           Mirant Sugar Creek, LLC............................................................................Delaware
         Mirant Sugar Creek Holdings, Inc.....................................................................Delaware
           Sugar Creek Energy, L.L.C..........................................................................Indiana
           (60% - Mirant Sugar Creek Ventures, Inc.; 40% - Mirant Sugar Creek Holdings, Inc.)
         Mirant Portage County Investments, Inc...............................................................Delaware
           Mirant Portage County, LLC.........................................................................Delaware
         Mirant Maryland Investments, Inc.....................................................................Delaware
           Mirant Dickerson Development, LLC..................................................................Delaware
           Mirant Chalk Point Development, LLC................................................................Delaware
         Mirant Virginia Investments, Inc.....................................................................Delaware
           Mirant Danville, LLC...............................................................................Delaware
         Peace River Station, L.L.C...........................................................................Florida
         Midway Energy Center, L.L.C..........................................................................Florida
         Mirant Americas Generation, LLC......................................................................Delaware
           Mirant State Line Ventures, Inc....................................................................Delaware
              State Line Holding Corp.........................................................................Delaware
                               State Line Energy, L.L.C.......................................................Indiana
              (60% - Mirant State Line Ventures, Inc.; 40% - State Line Holding Corporation)
           Mirant New York, Inc...............................................................................Delaware
           Mirant New York Investments, Inc...................................................................Delaware
              Mirant Bowline, LLC.............................................................................Delaware
              (99% - Mirant New York Investments, Inc.; 1% - Mirant New York, Inc.)
              Mirant Lovett, LLC..............................................................................Delaware
              (99% - Mirant New York Investments, Inc.; 1% - Mirant New York, Inc.)
              Mirant NY-Gen, LLC..............................................................................Delaware
              (99% - Mirant New York Investments, Inc.; 1% - Mirant New York, Inc.)
              Hudson Valley Gas Corporation...................................................................New York
           Mirant California Investments, Inc.................................................................Delaware
              Mirant California, LLC..........................................................................Delaware
                               Mirant Delta, LLC..............................................................Delaware
                               Mirant Potrero, LLC............................................................Delaware
                  Mirant Bay Area Procurement, LLC............................................................Delaware
           Mirant New England, Inc............................................................................Delaware
              Mirant Canal, LLC...............................................................................Delaware
              Mirant Canal II, LLC............................................................................Delaware
              Mirant Kendall, LLC.............................................................................Delaware
           Mirant Wisconsin Investments, Inc..................................................................Delaware
              Mirant Neenah, LLC..............................................................................Delaware
           Mirant Texas Management, Inc.......................................................................Delaware
           Mirant Texas Investments, Inc......................................................................Delaware
              Mirant Central Texas, LP........................................................................Delaware
              (99% - Mirant Texas Investments, Inc.; 1% - Mirant Texas Management, Inc.)
              Mirant Texas, LP................................................................................Delaware
              (99% - Mirant Texas Investments, Inc.; 1% - Mirant Texas Management, Inc.)
              Mirant Parker, LLC..............................................................................Delaware
              (99% - Mirant Texas Investments, Inc.; 1% - Mirant Texas Management, Inc.)
           Mirant Mid-Atlantic Investments, LLC...............................................................Delaware
           Mirant Mid-Atlantic Management, Inc................................................................Delaware
              Mirant Mid-Atlantic, LLC........................................................................Delaware
              (99% - Mirant Mid-Atlantic Investments, LLC; 1% - Mirant Mid-Atlantic Management, Inc.)
                  Mirant Chalk Point, LLC.....................................................................Delaware
                  Mirant D.C. O&M, LLC........................................................................Delaware
                  Mirant Piney Point, LLC.....................................................................Delaware
                  Mirant MD Ash Management, LLC...............................................................Delaware
           Mirant Americas Development, Inc...................................................................Georgia
              Mirant Americas Development Capital, LLC........................................................Delaware
           Mirant Americas Energy Marketing Investments, Inc..................................................Georgia
              Mirant Americas Production Company..............................................................Delaware
                  Mirant South Louisiana Fee, LLC.............................................................Delaware
                  Mirant South Louisiana Production, LLC......................................................Delaware
                  Castex LaTerre, Inc.........................................................................Texas
                  (75% - Mirant Americas Production Company; 25% - Third Party)
              Mirant Capital Partners, LLC....................................................................Delaware
              (99% - Mirant Americas Energy Marketing Investments, Inc.; 1% - Mirant Americas
              Development, Inc.)
                  Mirant Energy Opportunities Fund, LP........................................................Delaware
                  (99% - Mirant Americas Energy Marketing Investments, Inc.; 1% - Mirant Capital
                  Partners, LLC)
              Mirant Investment Advisors, LLC.................................................................Delaware
              (99% - Mirant Americas Energy Marketing Investments, Inc.; 1% - Mirant Americas
              Development, Inc.)
              Mirant Canada Energy Marketing Investments, Inc.................................................Alberta
                  Mirant Canada Energy Marketing, Ltd.........................................................Alberta
                      Mirant Canada Energy Financial Products, Ltd............................................Canada
                      Mirant Canada Energy Services, Ltd......................................................Alberta
                      Mirant Canada Energy Resources, Ltd.....................................................Alberta
                      Mirant Canada Energy Trading Partnership................................................Alberta
                      (99% - Mirant Canada Energy Marketing, Ltd.; 1% - Mirant Canada Energy Marketing
                      Investments, Inc.)
                  Mirant Canada Gas Marketing, Ltd............................................................Alberta
                  Mirant Canada Energy Capital, Ltd...........................................................New Brunswick
              Mirant ICE Investments, Inc.....................................................................Delaware
              Mirant Americas Energy Capital, LP..............................................................Delaware
              (99% - Mirant Americas Energy Marketing Investments, Inc.; 1% - Mirant Americas
              Development, Inc.)
              Mirant Americas Energy Marketing, LP............................................................Delaware
              (99% - Mirant Americas Energy Marketing Investments, Inc.; 1% - Mirant Americas
              Development, Inc.)
                  Mirant Americas Gas Marketing I, LLC........................................................Delaware
                  Mirant Americas Gas Marketing II, LLC.......................................................Delaware
                  Mirant Americas Gas Marketing III, LLC......................................................Delaware
                  Mirant Americas Gas Marketing IV, LLC.......................................................Delaware
                  Mirant Americas Gas Marketing V, LLC........................................................Delaware
                  Mirant Americas Gas Marketing VI, LLC.......................................................Delaware
                  Mirant Americas Gas Marketing VII, LLC......................................................Delaware
                  Mirant Americas Gas Marketing VIII, LLC.....................................................Delaware
                  Mirant Americas Gas Marketing IX, LLC.......................................................Delaware
                  Mirant Americas Gas Marketing X, LLC........................................................Delaware
                  Mirant Americas Gas Marketing XI, LLC.......................................................Delaware
                  Mirant Americas Gas Marketing XII, LLC......................................................Delaware
                  Mirant Americas Gas Marketing XIII, LLC.....................................................Delaware
                  Mirant Americas Gas Marketing XIV, LLC......................................................Delaware
                  Mirant Americas Gas Marketing XV, LLC.......................................................Delaware
                  Mirant Americas Retail Energy Marketing, LP.................................................Delaware
                  (99% - Mirant Americas Energy Marketing, LP; 1% - Mirant Americas Development, Inc.)
                  IntercontinentalExchange, LLC...............................................................Delaware
                  (4.87% - Mirant Americas Energy Marketing, LP; 93.848% - Third Parties)
      Mirant International Investments, Inc...................................................................Delaware
         Mirant International Ventures I, Inc.................................................................Delaware
         Mirant International Ventures II, Inc................................................................Delaware
           Mirant Global Finance Investments Limited..........................................................British Virgin Islands
           (50% - Mirant International Ventures I, Inc.; 50% - Mirant International Ventures II, Inc.)
         Mirant do Brasil Ltda................................................................................Brazil
         (99.99% - Mirant International Investments, Inc.; .01% - Mirant Services, LLC)
         Mirant (SIPD) Investments, Inc.......................................................................Delaware
           Shandong International Power Development Company Limited...........................................China
           (9.99% - Mirant (SIPD) Investments, Inc.; 90.01% - Third Parties)
           Southern Energy Mauritius Ltd......................................................................Mauritius
           SEMAR Limited......................................................................................Mauritius
           Southern Energy Newco Limited......................................................................Mauritius
         Mirant Asia-Pacific (Korea) Ventures B.V.............................................................Netherlands
         Mirant Asia-Pacific Investments B.V..................................................................Netherlands
           Hyundai Energy Co. Ltd.............................................................................South Korea
         Mirant Asia-Pacific Ventures, Inc....................................................................Delaware
           Mirant Asia-Pacific (Guam) Investments, Inc........................................................Delaware
            HEI Power Corp. Guam .............................................................................Hawaii
           Mirant Asia-Pacific Holdings, Inc..................................................................Delaware
              Mirant Asia-Pacific Limited ....................................................................Bermuda
              (90% - Mirant Asia-Pacific Ventures, Inc.; 10% - Mirant Asia-Pacific Holdings, Inc.)
                  Mirant Asia-Pacific (Korea) Development Limited.............................................British Virgin Islands
                  MAP Navotas I Limited ......................................................................Hong Kong
                      Mirant (Philippines) Project Holdings Corporation ......................................Philippines
                  Navotas II Holdings (BVI) Corp..............................................................British Virgin Islands
                  MAP Mobile Power Systems (BVI) Corporation..................................................British Virgin Islands
                  MAP Pagbilao Limited .......................................................................Hong Kong
                  MAP Pangasinan Limited......................................................................British Islands
                      Mirant Sual Investments Corporation ....................................................Philippines
                      Mirant (Philippines) Corporation .......................................................Philippines
                      (40.27% - MAP Pagbilao Limited; 4.33% - MAP Mobile Power Systems (BVI) Corporation;
                      4.10% - Navotas II Holdings (BVI) Corp.; 2.55% - MAP Navotas I Limited; 48.75% - MAP
                      Pangasinan Limited)
                           Mirant Pagbilao Corporation........................................................Philippines
                           (87.22% - Mirant (Philippines) Corporation; 12.78% - Third parties)
                           Mirant (Philippines) Energy Corporation............................................Philippines
                               Mirant (Philippines) Services Corporation......................................Philippines
                               Mirant (Philippines) Island Generation Corporation.............................Philippines
                               Mirant (Philippines) Rural Power Corporation...................................Philippines
                           Mirant (Navotas II) Corporation ...................................................Philippines
                           Mirant Navotas Corporation.........................................................Philippines
                           (90% - Mirant (Philippines) Corporation; 10% - Third parties)
                           Mirant Sual Corporation............................................................Philippines
                           (66.4% - Mirant (Philippines) Corporation;
                           25.51% - Mirant Sual Investments Corporation; 8.09% - Third parties)
                           Mirant Ilijan Investments Ltd. Partnership.........................................Philippines
                           (50% - Mirant (Philippines) Corporation;
                           50% - Mirant (Philippines) Project Holdings Corporation)
                               Mirant Diamond Holding Corporation ............................................Philippines
                               (48.79% - Mirant Ilijan Investments Ltd. Partnership; 51.21% -
                               Third part party)
                  Mirant Asia-Pacific Construction (Hong Kong) Limited .......................................Hong Kong
                      Sual Construction Corporation...........................................................Philippines
                      Mirant (Philippines) Resources and Development Corporation..............................Philippines
                      (40% - Mirant Asia-Pacific Construction (Hong Kong) Limited; 60% - Edgardo Bautista)
                           Mirant Philippines Industrial Power Corporation....................................Philippines
                           (60% - Mirant (Philippines) Resources and Development Corporation;
                            40% - Mirant (Philippines) Energy Corporation)
                  MAP India (BVI) Limited.....................................................................British Virgin Islands
                      Mirant Asia-Pacific (India) Private Limited.............................................India
                  Mirant Eastern Power Plant Limited..........................................................British Virgin Islands
                  MAP International Finance Corporation ......................................................British Virgin Islands
                      MAP Guangdong (BVI) Limited ............................................................British Virgin Islands
                           Mirant Guangdong (Shajiao C) Limited...............................................British Virgin Islands
                               Stenus Limited.................................................................Jersey
                               Laito Company Limited..........................................................Hong Kong
                               Mirant Shajiao C Investments Limited...........................................Hong Kong
                               (79.99% - Mirant  Guangdong  (Shajiao C) Limited;
                               0.01% -  Stenus  Limited;  2.5% -  Laito  Company
                               Limited 17.5% - Third parties)
                                    Guangdong Guanghope Power Co. Ltd. .......................................China
                                    (40% - Mirant Shajiao C Investments Limited; 60% - Third parties)
                           Mirant Asia-Pacific (Europe) Investments Limited...................................British Virgin Islands
                               Mirant Asia-Pacific (Europe) Limited...........................................English and Wales
                      MAP Financial Services Limited..........................................................British Virgin Islands
                           Mirant Asia-Pacific (Europe) Financial Services Limited............................English and Wales
                  MAP Investments (BVI) Limited...............................................................British Virgin Islands
                  MAP Nominee Services Limited................................................................British Virgin Islands
                  Tranquil Star Corporation...................................................................British Virgin Islands
                      MAP Thailand (BVI) Limited..............................................................British Virgin Islands
                      BVR Holding Company Limited ............................................................Thailand
                      (28.18% - Tranquil Star Corporation; 71.82% - Third parties)
                           Bayview Beach Resort Co., Ltd......................................................Thailand
                           (12.13%  -  Tranquil  Star  Corporation;  51%  -  BVR
                           Holding Company Limited;  36.87% - Third parties)
                  MAP Balagarh (BVI) Limited..................................................................British Virgin Islands
                      Mirant Balagarh Investments Limited.....................................................Mauritius
                           Balagarh Power Company Limited ....................................................India
                           (26.32% - Mirant Balagarh Investments Limited; 73.68% - Third parties)
                  MAP Hirma (BVI) Limited.....................................................................British Virgin Islands
                      Mirant Hirma Investments Limited........................................................Mauritius
                           Hirma Power Private Limited........................................................India
                  Mirant Asia-Pacific Operations (Hong Kong) Limited..........................................Hong Kong
                      Mirant (Philippines) Operations Corporation.............................................Philippines
                  MAP Project Management and Engineering (BVI) Limited........................................British Virgin Islands
                  MAP Fuels Limited...........................................................................British Virgin Islands
                      Mirant Asia-Pacific Singapore Pte Limited...............................................Singapore
                      Allied Queensland Coalfields Pty Ltd....................................................Australia
                      (95.17% - MAP Fuels Limited; 4.83% - Mirant Asia-Pacific Singapore Pte Limited)
                           Aberdare Collieries Pty Ltd........................................................Australia
                               New Whitwood Collieries Pty Ltd................................................Australia
                               Riverview Coal Terminal Pty Ltd................................................Australia
                           AQC (Kogan Creek) Pty Ltd..........................................................Australia
                               AQC (Wilkie Creek) Pty Ltd.....................................................Australia
                           Lemon Grove Investments Pty Ltd....................................................Australia
                           Tiaro Coal Pty Ltd.................................................................Australia
                  MAP Australia (BVI) Limited.................................................................British Virgin Islands
                      MAP (Holding) Denmark ApS...............................................................Denmark
                           Mirant Asia-Pacific (Dutch) B.V. ..................................................Netherlands
                               Mirant Australia Holdings Pty Ltd .............................................Australia
                                    CEPA Holding Australia Pty Ltd............................................Australia
                                    (60% - Mirant Australia Holdings Pty Ltd; 40% - Third Party)
                                        CEPA (Kogan Creek) Holding Pty Ltd....................................Australia
                                            CEPA (Kogan Creek) Leasing I Pty Ltd..............................Australia
                                            CEPA (Kogan Creek) Leasing II Pty Ltd.............................Australia
                                            CEPA (Kogan Creek) Leasing III Pty Ltd............................Australia
                                            CEPA (Kogan Creek) Leasing IV Pty Ltd.............................Australia
                  China Johnston Southern, Limited............................................................Mauritius
                  CEPA Development (Mauritius) Company Limited................................................Mauritius
                  CEPA Energy Investment (Mauritius) Limited..................................................Mauritius
         Southern Electric International - Netherlands B.V....................................................Netherlands
         Mirant Holdings Germany, Inc.........................................................................Delaware
         Mirant Investments Germany, Inc......................................................................Delaware
           Mirant Holdings Germany GmbH ......................................................................Germany
           (50% - Mirant Holdings Germany, Inc. , Inc.; 50% - Mirant Investments Germany, Inc.)
              Mirant Holdings Beteiligungsgesellschaft mbH....................................................Germany
              BEWAG, AG.......................................................................................Germany
              (44.8% - Mirant Holdings Beteiligungsgesellschaft mbH ; 55.2% - Third parties)
              Mirant Deutschland GmbH.........................................................................Germany
         Mirant Investments Europe, Inc.......................................................................Delaware
           Mirant Development UK Limited .....................................................................England & Wales
           Mirant Generation Hungary Kft......................................................................Hungary
           Mirant Europe plc .................................................................................England & Wales
          (99.996% - Mirant Investments Europe, Inc. , 0.004% - Mirant Corporation)
           Mirant Holdings Netherlands, Inc...................................................................Delaware
              Mirant Management Europe, Inc...................................................................Delaware
              Mirant Asset Development and Procurement B.V....................................................Netherlands
              Mirant Investments Europe B.V...................................................................Netherlands
              (50% - Mirant Holdings Netherlands, Inc.; 50% - Mirant Holdings Europe UK, Inc.)
                  Mirant Europe B.V...........................................................................Netherlands
                  (45% - Mirant Investments Europe B.V.; 55% - Mirant Holdings Germany GmbH)
                      Mirant Energy Marketing Nordic A.B......................................................Sweden
                      Mirant Italia S.r.l.....................................................................Italy
                      (95% - Mirant Europe B.V.; 5% - Mirant Holdings Germany GmbH)
                      Mirant Energy Marketing Switzerland GmbH................................................Switzerland
                      (95% - Mirant Europe B.V.; 5% - Mirant Investments Europe B.V.)
                  Mirant Generation Europe B.V................................................................Netherlands
                      Mirant Norway AS........................................................................Norway
                         Industrikraft Midt-Norge AS..........................................................Norway
                         (40% - Mirant Norway A.S.; 60% - Third Parties)
                      Mirant Generation Italia S.r.l..........................................................Italy
                      (90% - Mirant Generation Europe B.V.; 10% - Mirant Investments Europe B.V.)
                           Mirant Generation Portogruaro S.r.l................................................Italy
                           (90% - Mirant Generation Italia S.r.l.; 10% - Mirant Generation Europe B.V.)
                           Mirant Generation Citta S. Angelo S.r.l............................................Italy
                           (90% - Mirant Generation Italia S.r.l.; 10% - Mirant Generation Europe B.V.)
                           Mirant Generation San Severo S.r.l.................................................Italy
                           (90% - Mirant Generation Italia S.r.l.; 10% - Mirant Generation Europe B.V.)
                           Inamara 2 S.r.l....................................................................Italy
                           (49.9% - Mirant Generation Italia S.r.l.; 50.1% - Third party)
                           Inamara 1 S.p.A....................................................................Italy
                           (49.9% - Mirant Generation Italia S.r.l.; 50.1% - Third party)
                               Sinergia Italiana S.p.A........................................................Italy
           Mirant Investments Europe UK, Inc..................................................................Delaware
              Mirant Beteiligungs GmbH .......................................................................Germany
                  P.T. Tarahan Power Company..................................................................Indonesia
                 (55% - Mirant Beteiligungs  GmbH; 45% - Third party)
              Mirant Holdings Europe UK, Inc..................................................................Delaware
                  WPD Investment Holdings Limited.............................................................England & Wales
                  (25% - Mirant Holdings Europe UK, Inc. ; 25% - Mirant Investments Europe UK, Inc.;
                  50% - Third party)
                  Mirant Investments UK Limited ..............................................................England & Wales
              (50% - Mirant Holdings Europe UK, Inc. ; 50% - Mirant Investments Europe UK, Inc. )
                      Mirant Holdings Immingham Limited.......................................................England & Wales
                           Mirant Generation and Trading ICHP Limited.........................................England & Wales
                      Mirant Global Finance Preferred Investments Limited.....................................England & Wales
                           Mirant Global Finance Holdings ....................................................Ireland
                             Mirant Global Finance SARL.......................................................Luxembourg
                      WPD 1953 Limited........................................................................England & Wales
                      (50% - Mirant Investments UK Limited ; 50% - Third party)
         SEI Brazil Holdings, Inc.............................................................................Delaware
         SEI South America, Inc...............................................................................Delaware
           Southern Energy Brazil Holdings, Inc...............................................................Cayman Islands
           (50% - SEI South America, Inc.; 50% - SEI Brazil Holdings, Inc.)
              T&S Participacoes Ltda..........................................................................Brazil
              (99% - Southern Energy Brazil Holdings, Inc.; 1% - Third party)
         Mirant Caribe, Inc...................................................................................Delaware
           Mirant Caribbean Services, LLC.....................................................................Delaware
           Mirant JPSCO Development Services, LLC.............................................................Delaware
           Mirant Caribbean, Ltd..............................................................................British Virgin Islands
           Mirant Virgin Islands, L.L.C.......................................................................US Virgin Islands
         Mirant South America and Caribbean, Inc..............................................................Delaware
           Mirant Bahamas Investments Limited.................................................................Bahamas
              Mirant Bahamas Holdings Limited.................................................................England & Wales
              Southern Electric Bahamas, Ltd..................................................................Bahamas
                  ICD Utilities Limited.......................................................................Bahamas
                  (10.776% - Southern Electric Bahamas, Ltd.; 89.224% - Third party)
                      Grand Bahama Power Company..............................................................Bahamas
                      (50% - Southern Electric Bahamas, Ltd.; 50% - ICD Utilities Limited)
           Mirant South America and Caribbean Finance, Ltd....................................................British Virgin Islands
           (99% - Mirant South America and Caribbean, Inc.; 1% - Mirant Caribe, Inc.)
              Puerto Rico Power Investments, Ltd..............................................................British Virgin Islands
              (99% - Mirant South America and Caribbean Finance, Ltd.; 1% - Mirant Caribe, Inc.)
           Mirant EcoElectrica Investments V, Ltd.............................................................British Virgin Islands
           (99% - Mirant Caribe, Inc.; 1% - Mirant South America and Caribbean, Inc.)
              Mirant EcoElectrica Investments IV, Ltd.........................................................British Virgin Islands
              (99% - Mirant EcoElectrica Investments V, Ltd.; 1% - Mirant South America and Caribbean, Inc.)
                  Mirant EcoElectrica Investments III, Ltd....................................................British Virgin Islands
                      Mirant EcoElectrica Investments II, Ltd.................................................British Virgin Islands
                         Mirant EcoElectrica Investments I, Ltd...............................................British Virgin Islands
                           Mirant EcoElectrica Services, Ltd..................................................British Virgin Islands
                           Mirant EcoElectrica O&M, Ltd.......................................................British Virgin Islands
                           Mirant EcoElectrica LNG Investments, Ltd...........................................British Virgin Islands
                             Mirant EcoElectrica LNG Marketing, Ltd...........................................British Virgin Islands
                             Mirant EcoElectrica LNG Finance, Ltd.............................................British Virgin Islands
                               LNG Power, Ltd.................................................................British Virgin Islands
           Mirant Chile, S.A..................................................................................Chile
           (98.5% - Mirant South America and Caribbean, Inc., 1.5% - Mirant Corporation)
              Empresa Electrica del Norte Grande, S.A.........................................................Chile
              (82.34034% - SEI Chile, S.A.; 17.65966% - Third parties)
                  Sitranor S.A................................................................................Chile
                  (60% - Empresa Electrica del Norte Grande, S.A.; 40% - Third parties)
                  Energia del Pacifico Limitada...............................................................Argentina
                  (99% - Empresa Electrica del Norte Grande, S.A.; 1% - Mirant Chile, S.A.)
                      Gasoducto Nor Andino Argentina, S.A.....................................................Chile
                      (21.085% - Energia del Pacifico Limitada; 78.915% - Third party)
                      Gasoducto Nor Andino S.A................................................................Chile
                      (21.085% - Empresa Electrica del Norte Grande, S.A.; 78.915% - Third party)
           Mirant (British Virgin Islands) III Investments, Ltd...............................................British Virgin Islands
           (90% - Mirant Caribe, Inc.; 10% - Mirant South America and Caribbean, Inc.)
              Mirant West Indies Investments, Ltd.............................................................British Virgin Islands
                  Mirant (British Virgin Islands) II Investments, Ltd.........................................British Virgin Islands
                      Mirant JPSCO II Investments, Limited....................................................Jamaica
                           Mirant JPSCO I Investments, Limited................................................Jamaica
                               Mirant (British Virgin Islands) I Investments, Ltd.............................British Virgin Islands
                                    Mirant JPSCO (Barbados) SRL...............................................Barbados
                                        Jamaica Public Service Company Limited................................Jamaica
                                        (80% - Mirant JPSCO (Barbados) SRL; 20% - Third party)
              Mirant Curacao Investments, Ltd.................................................................British Virgin Islands
                  Curacao Utilities Operating Company N.V.....................................................Netherlands Antilles
                  Curacao Energy Company, Ltd.................................................................Cayman Islands
                  (50% - Mirant Curacao Investments, Ltd.; 50% - Third party)
                      CUC Holdings, N.V.......................................................................Netherlands Antilles
                      (51% - Curacao Energy Company, Ltd.; 49% - Third party)
                           Curacao Utilities Company, N.V.....................................................Netherlands Antilles
                  Integrated Utility Holdings Company, N.V....................................................Netherlands Antilles
                  (33.3% - Mirant Curacao Investments, Ltd.; 66.6% - Third party)
         Cayman Energy Traders................................................................................Cayman Islands
         (51% - Mirant International Investments, Inc.; 49% - Third party)
           Southern Electric do Brasil Participacoes, Ltda....................................................Brazil
           (90.6% - Cayman Energy Traders; 9.4% Third parties)................................................
         SET Associados, S/A..................................................................................Brazil
         Mirant Trinidad Investments, Inc.....................................................................Delaware
           Power Generation Company Trinidad and Tobago Limited...............................................Trinidad and Tobago
           (39% - Mirant Trinidad Investments, Inc.; 61% - Third parties)


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